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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 19, 1997
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                             @ENTERTAINMENT, INC.
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               (Exact name of registrant as specified in charter)

        Delaware                     0-22877                   06-1487156
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    (State or Other          (Commission File No.)           (IRS Employer
    Jurisdiction of                                      Identification No.)
     Incorporation)

One Commercial Plaza, Hartford, CT                             06103-3585
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (860) 549-1674
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                                      N/A
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(Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        @Entertainment, Inc.'s ("@Entertainment") wholly-owned subsidiary, Poland Communications, Inc. ("PCI"), filed its operating results today with the Securities and Exchange Commission for the quarter and six months ended June 30, 1997. @Entertainment's activities through June 30, 1997 consisted of PCI's Polish cable television and Polish-language television programming operations, and also start-up activities for its digital satellite direct-to-home television broadcasting business. PCI accounted for all of @Entertainment's revenues through June 30, 1997 and for a substantial portion of its expenses as well.
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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        @ENTERTAINMENT, INC.



                                         By: /s/ Robert E. Fowler, III
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                                             Name: Robert E. Fowler, III
                                             Title: Chief Executive Officer

Date: August 19, 1997






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